                                                                   Exhibit 10.41

                             SUBSCRIPTION AGREEMENT


         SUBSCRIPTION AGREEMENT, dated as of August ___, 1999 (the "Agreement"), between MEDSCAPE, INC., a Delaware corporation (the "Company"), and CBS CORPORATION, a Pennsylvania corporation (the "Investor").

         WHEREAS, the Company intends to effect an initial public offering (the "IPO") of its common stock, $.01 par value per share (the "Common Stock"), pursuant to Registration Statement No. 333-77665 (the "Registration Statement") filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the"Act");

         WHEREAS, on the date set forth above, the Company is executing an Underwriting Agreement with respect to the IPO, a copy of which is attached hereto as Exhibit A (the "Underwriting Agreement"), with Donaldson Lufkin & Jenrette Securities Corporation, Credit Suisse First Boston Corporation, Bear, Stearns & Co., Inc., Wit Capital Corporation and DLJdirect Inc., as representatives of the Underwriters named therein (the "Underwriters");

         WHEREAS, the Investor has previously indicated to the Company its interest in acquiring directly from the Company certain of the shares of Common Stock that have been registered pursuant to the Registration Statement, and the Company has agreed to issue and sell such shares to the Investor, on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows;


                                    ARTICLE I
                                PURCHASE AND SALE

         Section 1.1 Subscription for Securities. The Investor hereby subscribes for the purchase of 400,000 shares of Common Stock (the "Shares") at a purchase price of $[____] per Share (which amount the Company represents is the Price to the Public set forth on the cover page of the Company's Prospectus (as defined in the Underwriting Agreement), less underwriting discounts and commissions), for an aggregate purchase price of [_________________ dollars ($_________)] (the "Purchase Price").

         Section 1.2 Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement, at the Closing (as hereinafter defined), the Investor agrees to purchase from the Company, and the Company agrees to issue and sell to the Investor, the Shares.

                                   ARTICLE II
                                     CLOSING

         Section 2.1 Closing Place and Date. The closing of the purchase and sale of the Shares (the "Closing") shall take place at the offices of Hogan & Hartson L.L.P., counsel for the Underwriters, 885 Third Avenue, 26th Floor, New York, New York 10022 on the "Closing Date," as such term is defined in the Underwriting Agreement (the "Closing Date").

         Section 2.2 Deliveries at Closing. At the Closing, the Company shall issue and deliver to the Investor a certificate or certificates representing the Shares, against payment of the Purchase Price therefor by bank cashier's check or wire transfer of immediately available funds.


                                   ARTICLE III
            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

         To induce the Investor to purchase the Shares, the Company hereby represents and warrants to and covenants with the Investor as follows:

         Section 3.1 Incorporation by Reference. The representations and warranties of the Company set forth in Section 6 of the Underwriting Agreement are hereby incorporated by reference as if made set forth in full herein and made to and for the benefit of the Investor.

         Section 3.2 Issuance of the Shares. The Shares have been duly authorized and, when issued and delivered to the Investor against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights. The Shares will be subject to restrictions on transfer under the lock up agreement, in the form attached hereto as Exhibit B, to be entered into by the Investor on the date hereof in connection with the IPO and applicable securities laws.

         Section 3.3 No Violation. The execution, delivery and performance of this Agreement by the Company, the compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations promulgated thereunder or the securities or Blue Sky laws of the various states), (ii) violate any of the terms or provisions of the charter, articles of organization, by-laws or operating agreement, as the case may be, of the Company or its subsidiary or conflict with or constitute a breach of, or a default under, any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or its subsidiary is a party or by which the Company or its subsidiary or their respective property is bound, which conflict, breach or default is reasonably likely to have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiary, taken as a whole, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, its subsidiary or their respective property or
(iv) result in the suspension, termination or revocation of any Authorization (as defined in the Underwriting Agreement) of the Company or its subsidiary or any other impairment of the rights of the holder of any such Authorization.

         Section 3.4 Authorization. This Agreement has been duly authorized, executed and delivered by the Company.


                                   ARTICLE IV
            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR

         To induce the Company to accept the Investor's subscription and to issue and sell the Shares, the Investor hereby represents and warrants to and covenants with the Company as follows:

         Section 4.1 Authorization. This Agreement has been duly authorized, executed and delivered by the Investor.

         Section 4.2 Purchase for Investor's Own Account. The Shares are being acquired for investment for the Investor's own account, not as a nominee or agent, and not with a current view to the resale or distribution of any part thereof; and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to the person or to any third person, with respect to any of the Shares.

         Section 4.3 Disclosure of Information. The Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares, including but not limited to the delivery by the Company of the Company's Preliminary Prospectus dated July 26, 1999.


                                    ARTICLE V
                              CONDITIONS TO CLOSING

         Section 5.1 Conditions to the Investor's Obligations. The obligations of the Investor hereunder to purchase the Shares from the Company shall be subject to (i) receipt by the Investor of evidence that the conditions set forth in Section 8 of the Underwriting Agreement have been satisfied (or waived by the representatives of the Underwriters), (ii) delivery of the Company's final Prospectus dated August ___, 1999 and (iii) receipt by the Investor of an opinion of the Company's counsel, Patterson, Belknap, Webb & Tyler LLP, with respect to the matters set forth in Sections 8(e) of the Underwriting Agreement and an opinion of Mark Boulding, General Counsel and Vice President, Regulatory Affairs, of the Company with respect to matters set forth in Section 8(f) of the Underwriting Agreement. In addition, in order to evidence closing of the IPO and as a condition to the Investor's obligation to purchase the Shares, the Company shall send written confirmation by facsimile to the Investor (the "Notice") that it has received the proceeds from the sale of the Firm Shares offered in the IPO. The Company's Chief Financial Officer shall also notify the Investor's designated agent of the same by telephone message after sending the Notice.

         Section 5.2 Conditions to the Company's Obligations. The obligations of the Company hereunder and the Closing of the sale of the Shares shall be subject to the occurrence, concurrently with the Closing hereunder, of the closing of the purchase by the Underwriters of the "Firm Shares" in accordance with the Underwriting Agreement.


                                   ARTICLE VI
                                  MISCELLANEOUS

         Section 6.1 Governing Law. This Agreement and its validity, construction and performance shall be governed in all respects by the internal laws of the State of New York (without reference to the conflict of laws provisions or principles thereof).

         Section 6.2 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, administrators, successors and assigns. Neither party may assign this Agreement or any of its rights or obligations hereunder without the written consent of the other party, which consent shall not be unreasonably withheld.

         Section 6.3 Entire Agreement; Amendment; Waiver. This Agreement supersedes any and all prior agreements, understandings, discussions, assurances, promises, representations or warranties among the parties with respect to the subject matter hereof; and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement shall not be changed, modified or amended in any respect except by the mutual written agreement of the parties hereto. Any provision of this Agreement may be waived in writing by the party which is entitled to the benefits thereof. No waiver of any provision of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver.

         Section 6.4 Severability. Any term or provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 6.5 No Third Party Beneficiaries. This Agreement and the rights, benefits, privileges, interests, duties and obligations contained or referred to herein shall be solely for the benefit of the parties hereto and no third party shall have any rights or benefits hereunder as a third-party beneficiary or otherwise hereunder.

         Section 6.6 Survival of Warranties. The warranties and representations of the parties contained in or made pursuant to this Agreement shall survive any investigation made by the Investor and shall survive the execution and delivery of this Agreement and the Closing.

         Section 6.7 Headings. The captions, headings and titles herein are for convenience of reference only and shall not effect the construction, meaning or interpretation of this Agreement or any term or provision hereof.

         Section 6.8 Counterparts. This Agreement may be executed, including facsimile signature, in one or more counterparts each of which shall be deemed an original and all of which shall be considered one and the same agreement notwithstanding that all parties are not signatories to the same counterpart. A facsimile copy of an original signature to this Agreement shall have the same force and effect, for all purposes, as the original signature.

         Section 6.9 Expenses. Each party shall bear all of their expenses that are incurred with respect to the negotiation, execution, delivery and performance of this Agreement.

         Section 6.10 Further Assurances. Each party hereto agrees to do all acts and to make, execute and deliver such written instruments as shall from time to time be reasonably required to carry out the terms and provisions of this Agreement.

         Section 6.11 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by telefacsimile or mailed by registered or certified mail, postage prepaid, return receipt requested, or otherwise delivered by hand or by messenger, addressed (a) if to the Investor, at CBS Corporation, 51 West 52nd Street, New York, NY 10019,
Attention: Chief Financial Officer, Fax: 212-975-9191, with a copy to CBS Corporation, 51 West 52nd Street, New York, NY 10019, Attention: General Counsel, Fax: 212-597-4031, or at such other address as the Investor shall have furnished to the Company in writing, or (b) if to the Company, at Medscape, Inc., 134 West 29th Street, New York, NY 10001, Attention: President, Fax:
212-760-3140, with copies to Medscape, Inc., 134 West 29th Street, New York, NY 10001, Attention: General Counsel, Fax: 212-760-3140, and Patterson, Belknap, Webb & Tyler LLP, 1133 Avenue of the Americas, New York, NY 10036-6710,
Attention: John P. Schmitt, Fax: 212-336-2222, or at such other address as the Company shall have furnished to the Investor. If notice is provided via facsimile, it must be simultaneously confirmed via telephone and it shall be deemed to be given when the transmission is received. If notice is provided by U.S. mail, notice shall be deemed to be given three (3) days after proper deposit in a U.S. mailbox, postage prepaid.

         IN WITNESS WHEREOF, the Company and the Investor have each duly executed this Agreement as of August ___ 1999.


                  MEDSCAPE, INC.

                                           By: ___________________
                                           Name:
                                           Title:

                                           CBS CORPORATION

                                           By: ____________________
                                           Name: Frederic G. Reynolds
                                           Title:   Executive Vice President and
                                                    Chief Financial Officer

                                                                       Exhibit B


                                 August __, 1999




Medscape, Inc.
134 West 29th Street
New York, New York  10001-5399

Donaldson, Lufkin & Jenrette Securities Corporation
Credit Suisse First Boston
Bear, Stearns & Co. Inc.
Wit Capital Corporation
DLJdirect Inc.
c/o Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue
New York, New York  10172

Dear Sirs:

         The undersigned understands that Donaldson, Lufkin & Jenrette Securities Corporation, Credit Suisse First Boston, Bear, Stearns & Co. Inc., Wit Capital Corporation, and DLJdirect Inc. as Representatives of the several underwriters (the "Underwriters"), propose to enter into an Underwriting Agreement with Medscape, Inc. (the "Company"), providing for the initial public offering (the "Initial Public Offering") of common stock, par value $.01 per share (the "Common Stock") of the Company.

         To induce the Underwriters that may participate in the Initial Public Offering to continue their efforts in connection with the Initial Public Offering, the undersigned, during the period commencing on the date of the final prospectus relating to the Initial Public Offering and ending 180 days after such date:

         (i) agrees not to (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission) or (y) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock (regardless of whether any of the transactions described in clause (x) or (y) is to be settled by the delivery of Common Stock, or such other securities, in cash or otherwise), without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation, provided, however, that the undersigned may transfer shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock to an affiliate of the undersigned without the consent of Donaldson, Lufkin & Jenrette Securities Corporation if such affiliate delivers to Donaldson, Lufkin & Jenrette Securities Corporation a signed lock-up agreement, identical in form to this agreement, prior to any such transfer;

         (ii) agrees not to make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation; and

         (iii) authorizes the Company to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on the transfer books and records of the Company with respect to any shares of Common Stock and any securities convertible into or exercisable or exchangeable for Common Stock for which the undersigned is the record holder and, in the case of any such shares or securities for which the undersigned is the beneficial but not the record holder, agrees to cause the record holder to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on such books and records with respect to such shares or securities.

         The foregoing restrictions shall be of no further force and effect if the Closing Date (as defined in the underwriting agreement for the Initial Public Offering) does not occur on or prior to September 30, 1999.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

                                             Very truly yours,

                                             CBS Corporation

                                             By: ________________________
                                             Name: Frederic G. Reynolds
                                             Title: Executive Vice President and
                                                    Chief Financial Officer
                                             EIN: 25-0877540